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CLOSED END
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ACM Income Fund

Semi-Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 13, 2002

Dear Shareholder:

This report provides the strategy, performance and outlook for ACM Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2002. As previously announced, Wayne D. Lyski is retiring as the person principally responsible for the day-to-day management of the Fund's portfolio, and is being replaced in an orderly transition by a team headed by Douglas J. Peebles, Paul
J. DeNoon, Michael A. Snyder, Andrew Aran, and Sean Kelleher. Together these portfolio managers have 89 years of combined investment experience.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2002. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------

ACM Income
Fund (NAV)                                                -3.58%       -2.30%
--------------------------------------------------------------------------------

Lehman
Brothers
Aggregate
Bond Index                                                 3.79%        8.63%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of June 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Income Fund.

      Additional investment results appear on pages 7-9.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Since our last report, financial market volatility increased significantly with the revelation of accounting irregularities, corporate fraud and a slowing economic recovery. The Fund did not escape the effects of the recent turmoil and underperformed its benchmark, the LB Aggregate Bond Index.

The Fund's security selection within the investment-grade and high yield corporate sector, specifically our overweight positions in the telecommunications subsector, was the primary source of underperformance. A handful of corporate issues detracted significantly from performance including WorldCom, Qwest Capital Funding, Microcell Telecommunications, AT&T Wireless, Sprint Capital Corp. and AT&T.

The credit component of the LB Aggregate Bond Index had one of the worst relative quarterly returns in its history during the second quarter, underperforming Treasuries by 1.84%. The telecommunications subsector was the weakest performer within the LB Aggregate Bond Index, underperforming Treasuries by 13.5%. The telecommunications subsector, which had suffered post September
11 due to reduced subscriber additions and greater scrutiny of their leveraged balance sheets, continued to experience heavy selling pressure and precipitously lower bond prices. Volatility increased further with the unexpected wholesale downgrading of the entire wireless telecommunications sector by Moody's due to concerns over the material slowdown in subscriber additions, mature market conditions and the perceived difficulty for the market to support six national carriers competing on price.

Finally, WorldCom's sell off on June 26 triggered one of the worst one-day losses in the history of the high yield market. WorldCom's announcement that it had overstated its earnings dealt a significant blow to the financial markets with its bond prices falling 25 to 60 points, depending on the issue. We have exited the Fund's position in WorldCom.

The Fund's significant allocation to Treasury securities acted as a buffer against the market's risk aversion late in the period under review. The Fund's Treasury duration structure contributed positively to performance. The Fund's longer-dated Treasuries outperformed shorter-dated Treasury securities as the yield curve steepened during the period.

Within the emerging market sector, the decision to overweight Russia, as well as the Fund's holdings in Turkey, contributed positively to performance. Detracting from performance within the emerging market sector were the Fund's holdings in Brazil. Brazilian debt declined significantly in the second half of the reporting period due


--------------------------------------------------------------------------------
2 o ACM INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

to general risk aversion as well as concerns regarding Brazil's ability to manage their debt and political uncertainty over the upcoming elections in October. The markets have been concerned that an electoral victory for the left would lead to a sharp move towards populist policies and away from fiscal discipline. We believe, however, that these fears are exaggerated.

While we have recently reduced the Fund's Brazilian holdings to an underweight position, we continue to believe that the International Monetary Fund (IMF) and the United States will be supportive of Brazil and that the country's underlying fiscal and monetary structure remains intact. We are additionally encouraged that the presidential candidates have focused on the long-term health of the Brazilian economy rather than using the current volatility for their own short-term political gain.

Market Overview

As we entered 2002, signs of a global economic turnaround appeared, helped by ample global liquidity and a rebound in G-7 nation growth (The G-7 nations are a group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States). In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 and first quarter of 2002; GDP was 2.7% and 5.0%, respectively. Economic growth was boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending). However, continued weakness in the labor market, anemic business spending and a sharp decline in equity valuations led to uneven growth that dampened prospects for a stronger recovery. The U.S. Federal Reserve moved to a neutral stance and maintained interest rates at an accommodative 1.75%.

The U.S. bond market was the beneficiary of a crisis in confidence by investors and a subsequent decline in the stock market caused by corporate accounting scandals. Investors turned to the safety of fixed income securities during the period, particularly securitized bonds such as commercial backed securities
(CBS) and asset backed securities (ABS) up 6.34% and 4.45%, respectively, offering yield with safety. U.S. Treasuries and investment grade corporate securities also posted positive returns, at 3.61% and 2.63%, respectively. However, they underperformed other components within the LB Aggregate Bond Index.

Corporate market volatility was high throughout the period under review. Aggressive rating agency downgrades added to investors' building anxiety regarding the integrity of corporate management. Still, the biggest shock to the


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

market came in late June when WorldCom revealed that it had overstated earnings for 2001 and first quarter 2002 by close to $3.9 billion. WorldCom bonds declined in value by 70%-80% as a result and, in a contagion effect, other telecommunications prices deteriorated as well. As a result, the corporate market was highly bifurcated.

The high yield segment of the corporate market was further buffeted by concerns regarding accounting irregularities, negative earnings surprises and declining equity valuations. The positive returns of the first quarter in the high yield market were erased by the poor performance of primarily four sectors: telecommunications, cable, technology and utilities.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, returned 0.82% for the six-month period ended June 30, 2002, with non-Latin countries returning 10.83% and Latin countries returning -5.41%. Latin American markets were affected by contagion from Brazil, Argentina and Ecuador. Turkey's political crisis also contributed to a generally negative environment. The best non-Latin performer and the Fund's largest emerging market holding was Russia, led by strong economic growth, returning 17.99% for the period. The worst non-Latin performer was Turkey (down 3.35%), whose political crisis threatened the stability of the governing coalition.

Investment Strategy

As risk aversion returned to the U.S. credit markets during the period, we trimmed the Fund's corporate holdings by reducing exposure to the telecommunications sector. Consequently, we increased the Fund's Treasury allocation continuing to concentrate the Fund's holdings on longer-term Treasury securities. We also modestly increased positions in U.S. Treasury strips.

Within the emerging market sector, the Fund continued to hold a relatively diversified array of holdings. We increased the Fund's allocation to the sector by adding to our Russian position. Russia's economy performed well as the country continues with reforms and attains greater geopolitical importance. We also increased the Fund's Latin American position by adding to its holdings in Ecuador, Venezuela and Mexico.


--------------------------------------------------------------------------------
4 o ACM INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Market Outlook

We continue to expect the economic recovery in the U.S. to advance throughout the year, however, at a slower pace than originally anticipated. Weakness in the U.S. equity market, along with rising concerns over corporate integrity, will slow the recovery of the business sector where the recession was the most severe. Consequently, the U.S. Federal Reserve should maintain interest rates at their current levels for the rest of the year. In this environment, the yield curve will remain steep, with little likelihood of interest rates rising. The Fund's U.S. Treasury holdings, which encompass the Fund's largest sector weighting, will continue to benefit during times of volatility.

While we are greatly disappointed in the developments during the second quarter within the corporate market, we remain vigilant in our investment and research efforts. Continued scrutiny and inspection of corporate governance and accounting policies will overhang the market for corporate debt securities, resulting in heightened volatility. Furthermore, "fallen angels" (investment grade issues which dropped to non-investment grade status due to ratings downgrades) are pressuring valuations in various sectors within the high yield market. High yield should perform better in the second half of 2002, benefiting from a continuing recovery, surprisingly resilient consumer confidence and investors' "potential" willingness to assume additional risk for higher yield. Offsetting these positive catalysts, however, is the increasing risk and awareness of accounting fraud, corporate governance lapses, equity market volatility and negative earnings surprises. Within the high yield sector, we still expect B-rated securities to outperform double B-rated debt. We currently favor the cable, service and chemicals sectors.

Emerging market bond yields are compelling and offer upside potential if global recovery is sustained. Of key importance to performance of the asset class for the second half of 2002 will be the fate of the two countries currently facing challenges: Brazil and Turkey. Argentina's 2001 default and economic collapse undermined confidence in emerging market debt in general and led to speculative attacks on Brazil during its presidential elections period. We expect the Brazilian economy to limp towards the October elections; however, we are encouraged by the recent announcement of additional IMF support for Brazil.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in ACM Income Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Douglas Peebles

Douglas Peebles
Vice President


/s/ Paul DeNoon

Paul DeNoon
Vice President


/s/ Michael A. Snyder

Michael A. Snyder
Vice President


/s/ Andrew Aran

Andrew Aran
Vice President


/s/ Sean Kelleher

Sean Kelleher
Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Douglas Peebles

[PHOTO]    Paul DeNoon

[PHOTO]    Michael A. Snyder

[PHOTO]    Andrew Aran

[PHOTO]    Sean Kelleher

Portfolio Managers, Douglas Peebles, Paul DeNoon, Michael A. Snyder, Andrew Aran and Sean Kelleher, have 89 years of combined investment experience.


--------------------------------------------------------------------------------
6 o ACM INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
6/30/92 TO 6/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

ACM Income Fund
Growth of $10,000
6/30/92 - 6/30/02
                             ACM Income               Lehman Brothers
                               Fund                 Aggregate Bond Index
-------------------------------------------------------------------------------
      6/30/1992              $10,000                        $10,000
      6/30/1993              $12,012                        $11,178
      6/30/1994              $11,129                        $11,033
      6/30/1995              $12,466                        $12,417
      6/30/1996              $14,105                        $13,040
      6/30/1997              $17,278                        $14,103
      6/30/1998              $18,627                        $15,590
      6/30/1999              $16,587                        $16,080
      6/30/2000              $18,458                        $16,814
      6/30/2001              $21,034                        $18,702
      6/30/2002              $20,551                        $20,316


Lehman Brothers Aggregate Bond Index: $20,316
ACM Income Fund (NAV):                $20,551

This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 6/30/92 to 6/30/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing ACM Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

                 ACM Income Fund (NAV)-Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                                 ACM Income              Lehman Brothers
                                 Fund (NAV)           Aggregate Bond Index
--------------------------------------------------------------------------------
      6/30/93                       20.12%                   11.78%
      6/30/94                       -7.36%                   -1.30%
      6/30/95                       12.02%                   12.55%
      6/30/96                       13.14%                    5.02%
      6/30/97                       22.50%                    8.15%
      6/30/98                        7.81%                   10.54%
      6/30/99                      -10.95%                    3.15%
      6/30/00                       11.28%                    4.56%
      6/30/01                       13.96%                   11.23%
      6/30/02                       -2.30%                    8.63%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Income Fund.


--------------------------------------------------------------------------------
8 o ACM INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2002 (unaudited)

INCEPTION DATE         PORTFOLIO STATISTICS

8/28/87                Net Assets ($mil): $1,614.2

SECURITY TYPE

 72.3% Treasury & Government Agency
 17.8% Sovereign
  9.2% Corporate                              [PIE CHART OMITTED]
  0.5% Preferred Stock
  0.0% Rights & Warrants*

  0.2% Short-Term

COUNTRY BREAKDOWN

 81.5% United States
  6.0% Russia
  3.8% Turkey
  2.3% Brazil                                 [PIE CHART OMITTED]
  2.2% Ecuador
  2.0% Mexico
  0.8% Venezuela
  0.4% Canada
  0.4% Philippines

  0.6% Other

*     Less than 0.05%

      All data as of June 30, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.1% weightings in each of these countries: Bulgaria, Cayman, Colombia, Dominican Republic, Jamaica,Korea, Luxembourg, Malaysia, Nigeria, Panama, Peru, South Africa, Tunisia, Ukraine and Uruguay.


--------------------------------------------------------------------------------
                                                             ACM INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS-106.0%
U.S. Treasury Bonds-75.3%
   3.375%, 4/15/32 (TIPS)(a) ...............      $    120,520    $  127,354,298
   5.25%, 11/15/28(a) ......................           120,000       112,825,200
   5.375%, 2/15/31(a)(b) ...................           180,565       176,811,054
   10.375%, 11/15/12(a) ....................            82,000       105,392,140
   11.25%, 2/15/15(a) ......................           160,000       248,574,400
   12.00%, 8/15/13(a) ......................            82,000       114,649,120
   12.50%, 8/15/14(a) ......................            70,300       103,409,191
   13.25%, 5/15/14(a) ......................           150,000       225,877,500
                                                                  --------------
                                                                   1,214,892,903
                                                                  --------------
U.S. Treasury Strips-24.0%
   Zero coupon, 5/15/17(a) .................           407,000       172,401,130
   Zero coupon, 2/15/19(a) .................            94,000        35,355,280
   Zero coupon, 11/15/21(a) ................           570,350       180,430,223
                                                                  --------------
                                                                     388,186,633
                                                                  --------------
U.S. Treasury Note (TIPS)-3.7%
   3.375%, 1/15/12(a) ......................            58,213        59,659,011
                                                                  --------------

Resolution Funding Corp.-3.0%
   Zero Coupon, 10/15/20 ...................           150,000        47,872,050
                                                                  --------------

Total U.S. Government and Agency Obligations
   (cost $1,671,729,070) ...................                       1,710,610,597
                                                                  --------------
SOVEREIGN DEBT OBLIGATIONS-26.1%
Sovereign Debt Securities-25.9%
Brazil-3.3%
Republic of Brazil
   Global Bonds
   11.00%, 8/17/40 .........................            42,024        23,428,380
   12.00%, 4/15/10 .........................               600           393,900
   12.75%, 1/15/20 .........................               900           558,000
Brazil Real Structured Notes
   19.50%, 7/02/03 .........................            10,000         7,085,000
   19.70%, 7/01/03 .........................            10,000         7,646,400
   19.725%, 7/02/03 ........................            20,000        14,102,000
                                                                  --------------
                                                                      53,213,680
                                                                  --------------
Bulgaria-0.1%
Republic of Bulgaria
   8.25%, 1/15/15(c) .......................               650           644,475
                                                                  --------------


--------------------------------------------------------------------------------
10 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------

Colombia-0.1%
Republic of Colombia
   Global Bonds
   8.70%, 2/15/16 .......................        $      400          $   314,000
   10.00%, 1/23/12 ......................               250              236,563
   11.75%, 2/25/20 ......................             1,450            1,410,125
                                                                     -----------
                                                                       1,960,688
                                                                     -----------
Dominican Republic-0.1%
Dominican Republic
   9.50%, 9/27/06(c) ....................               575              607,313
                                                                     -----------

Ecuador-3.2%
Republic of Ecuador
   5.00%, 8/15/30(c)(d) .................            20,825           10,412,500
   12.00%, 11/15/12(c) ..................            58,850           41,489,250
                                                                     -----------
                                                                      51,901,750
                                                                     -----------
Jamaica-0.0%
Government of Jamaica
   10.625%, 6/20/17 .....................               500              535,000
                                                                     -----------

Mexico-2.7%
Mexican Bonos
   14.00%, 9/02/04 ......................       MXP 181,869           19,797,301
   14.50%, 5/12/05 ......................           104,792           11,743,436
United Mexican States
   7.50%, 1/14/12 .......................        $    1,000              987,500
   8.125%, 12/30/19 .....................             3,905            3,797,612
   8.30%, 8/15/31 .......................             1,500            1,457,250
   10.375%, 2/17/09 .....................               375              428,062
   11.375%, 9/15/16 .....................             4,160            5,127,200
   11.50%, 5/15/26 ......................               225              285,187
                                                                     -----------
                                                                      43,623,548
                                                                     -----------
Panama-0.1%
Republic of Panama
   Discount Bonds FRN
   2.625%, 7/17/16 PDI ..................               172              130,579
   Global Bonds
   9.625%, 2/08/11 ......................               450              435,375
   10.75%, 5/15/20 ......................             1,000            1,017,500
                                                                     -----------
                                                                       1,583,454
                                                                     -----------
Philippines-0.5%
Republic of Philippines
   9.875%, 1/15/19 ......................             7,900            7,813,100
   10.625%, 3/16/25 .....................             1,100            1,135,750
                                                                     -----------
                                                                       8,948,850
                                                                     -----------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Russia-8.8%
Ministry of Finance
   3.00%, 5/14/06 ..........................      $     10,550      $  8,242,715
   3.00%, 5/14/08 ..........................               600           399,000
Russian Federation
   5.00%, 3/31/30(c)(d) ....................           180,475       125,655,719
   5.00%, 3/31/30(c)(d) ....................            12,105         8,428,106
                                                                    ------------
                                                                     142,725,540
                                                                    ------------
South Africa-0.1%
Republic of South Africa
   7.375%, 4/25/12 .........................               750           741,525
                                                                    ------------

Tunisia-0.0%
Banque Centrale de Tunisie
   7.375%, 4/25/12 .........................               400           387,000
                                                                    ------------

Turkey-5.6%
Republic of Turkey
   11.75%, 6/15/10 .........................               550           495,825
   11.875%, 1/15/30 ........................             2,045         1,738,250
   12.375%, 6/15/09 ........................               150           138,975
Turkish Lira Structured Notes
   47.0%, 9/05/02(e) .......................            74,500        59,560,450
   71.0%, 4/10/03(e) .......................            45,988        28,796,718
                                                                    ------------
                                                                      90,730,218
                                                                    ------------
Ukraine-0.1%
Republic of Ukraine
   11.00%, 3/15/07 .........................               992           994,335
                                                                    ------------

Uruguay-0.0%
Republic of Uruguay
   7.875%, 7/15/27 .........................               200           110,000
   8.75%, 6/22/10 ..........................               200           115,300
                                                                    ------------
                                                                         225,300
                                                                    ------------
Venezuela-1.2%
Republic of Venezuela
   9.25%, 9/15/27 ..........................            30,275        19,376,000
                                                                    ------------

Total Sovereign Debt Securities
   (cost $403,727,227) .....................                         418,198,676
                                                                    ------------

Collateralized Brady Bonds(f)-0.2%
Brazil-0.0%
Republic of Brazil
   Discount Bonds FRN
   3.125%, 4/15/12 .........................             1,050           556,500
                                                                    ------------


--------------------------------------------------------------------------------
12 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Bulgaria-0.1%
Republic of Bulgaria
   Discount Bonds FRN
   Series A
   2.813%, 7/28/24 ............................       $   650       $    581,750
                                                                    ------------

Nigeria-0.1%
Central Bank of Nigeria
   6.25%, 11/15/20(d) .........................         1,000            661,300
                                                                    ------------

Panama-0.0%
Republic of Panama
   4.75%, 7/17/14 IRB(d) ......................           301            252,778
                                                                    ------------

Peru-0.0%
Republic of Peru FLIRB
   4.00%, 3/07/17(d) ..........................            50             33,250
Republic of Peru PDI
   4.50%, 3/07/17(d) ..........................           545            392,040
                                                                    ------------
                                                                         425,290
                                                                    ------------
Venezuela-0.0%
Republic of Venezuela
   Discount Bonds FRN
   2.875%, 12/18/07 ...........................           393            295,129
                                                                    ------------

Total Collateralized Brady Bonds
   (cost $3,017,381) ..........................                        2,772,747
                                                                    ------------

Total Sovereign Debt Obligations
   (cost $406,744,608) ........................                      420,971,423
                                                                    ------------

CORPORATE DEBT OBLIGATIONS-13.5%
Canada-0.5%
Fairfax Financial Holdings
   7.375%, 4/15/18 ............................         4,500          2,965,239
   8.30%, 4/15/26 .............................         5,000          3,330,175
Microcell Telecommunications, Series B
   14.00%, 6/01/06(g) .........................        27,375          2,326,875
                                                                    ------------
                                                                       8,622,289
                                                                    ------------
Cayman-0.0%
Unibanco Uniao De Bancos
   9.375%, 4/30/12(c)(d) ......................           225            198,000
                                                                    ------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Korea-0.1%
Cho Hung Bank FRN
   11.875%, 4/01/10(c) .......................     $      500        $   575,684
Hanvit Bank
   12.75%, 3/01/10(c)(d) .....................            175            205,844
Korea Deposit Insurance Corp.
   2.50%, 12/11/05(c) ........................            400            419,520
                                                                     -----------
                                                                       1,201,048
                                                                     -----------
Luxembourg-0.0%
Mobile Telesystems Finance S.A.
   10.95%, 12/21/04(c) .......................            710            697,575
                                                                     -----------

Malaysia-0.0%
Petronas Capital Ltd.
   7.875%, 5/22/22(c) ........................            400            398,555
                                                                     -----------

Mexico-0.3%
Corporacion Durango S.A. de C.V.
   13.75%, 7/15/09(c) ........................            270            229,500
International Bank for
   Reconstruction & Development
   15.875%, 2/28/03 ..........................     MXP 36,170          3,745,764
                                                                     -----------
                                                                       3,975,264
                                                                     -----------
Philippines-0.0%
Globe Telecom, Inc.
   9.75%, 4/15/12(c) .........................     $      550            556,875
                                                                     -----------

United States-12.6%
Charter Communications Holdings
   10.00%, 5/15/11 ...........................          2,900          1,972,000
   10.75%, 10/01/09 ..........................          9,655          6,830,913
   11.75%, 5/15/11(g) ........................         10,000          3,500,000
Finova Group, Inc.
   7.50%, 11/15/09 ...........................         24,500          8,207,500
Lucent Technologies, Inc.
   6.45%, 3/15/29 ............................         81,156         42,201,120
Lyondell Chemical Co.
   9.50%, 12/15/08 ...........................          6,675          6,241,125
   10.875%, 5/01/09 ..........................         11,500         10,235,000
McCaw International Ltd.
   13.00%, 4/15/07(g)(h) .....................            500              8,750
Mizuho JBG Investments FRN
   9.87%, 12/31/49(c) ........................         20,000         17,377,480
Nextel Communications, Inc.
   9.375%, 11/15/09 ..........................         11,875          6,056,250
   9.95%, 2/15/08(g) .........................         14,175          6,839,437
   10.65%, 9/15/07(g) ........................         20,900         11,442,750
Nextel Partners, Inc.
   12.50%, 11/15/09 ..........................          8,500          3,612,500


--------------------------------------------------------------------------------
14 o ACM INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Owens-Brockway Glass Containers
   8.875%, 2/15/09(c) ....................         $     8,000    $    8,040,000
Pemex Project
   9.125%, 10/13/10 ......................                 500           526,250
Qwest Capital Funding
   7.75%, 2/15/31 ........................              36,730        19,283,250
Sprint Capital Corp.
   8.75%, 3/15/32(c) .....................              30,000        22,609,710
Targeted Return Index Securities, FRN
   8.654%, 2/01/12(c) ....................               9,000         8,126,910
U.S. West Capital Funding, Inc.
   6.875%, 7/15/28 .......................              28,147        14,495,705
Xerox Captial Trust
   8.00%, 2/01/27 ........................              12,000         5,100,000
                                                                  --------------
                                                                     202,706,650
                                                                  --------------
Total Corporate Debt Obligations
   (cost $300,104,643) ...................                           218,356,256
                                                                  --------------

PREFERRED STOCK-0.7%
Centaur Funding Corp., Series C(c)
   (cost $13,110,150) ....................              75,000        12,207,975
                                                                  --------------

RIGHTS & WARRANTS-0.0%
Central Bank of Nigeria,
   Warrants expiring 11/15/20(i) .........               1,000                 0
Republic of Venezuela,
   Warrants expiring 04/15/20(i) .........               1,785                 0
United Mexican States,
   Value Recovery Rights,
   expiring 6/30/03 ......................           2,500,000             7,500
                                                                  --------------
Total Rights & Warrants
   (cost $0) .............................                                 7,500
                                                                  --------------

SHORT-TERM INVESTMENT-0.3%
Time Deposit-0.3%
State Street Bank & Trust Co.
   1.25%, 7/01/02
   (cost $4,238,000) .....................         $     4,238         4,238,000
                                                                  --------------

Total Investments-146.6%
   (cost $2,395,926,471) .................                         2,366,391,751
                                                                  --------------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Contracts(j)       U.S. $ Value
--------------------------------------------------------------------------------

Brazil-0.0%
Call Options Written-0.0%
Federal Republic of Brazil,
   American Style,
   Expiring Jul '02 @ $66.80 ................           (500)    $         (500)
   Expiring Jul '02 @ $64.75 ................           (500)            (1,500)
   Expiring Jul '02 @ $63.25 ................           (500)            (3,500)
   Expiring Jul '02 @ $62.00 ................         (1,450)           (18,850)
   Expiring Jul '02 @ $53.75 ................         (1,850)          (103,600)
                                                                 --------------
   (premium $154,225) .......................                          (127,950)
                                                                 --------------

Total Investments Net of Outstanding
   Call Options Written-146.6%
   (cost $2,395,772,246) ....................                     2,366,263,801
Other assets less liabilities-(46.6%) .......                      (752,033,210)
                                                                 --------------

Net Assets-100.0% ...........................                    $1,614,230,591
                                                                 ==============

(a) Securities, or portion thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $1,253,955,946 at June 30, 2002.

(b) Securities, or portion thereof, with an aggregate market value of $107,713,100 have been segregated to collateralize reverse repurchase agreements.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to $258,880,991 or 16.0% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2002.

(e)   Annualized yield to maturity at purchase date.

(f) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)   Security is in default and is non-income producing.

(i)   Non-income producing security.

(j)   One contract relates to one share.

      Glossary of Terms:

      FLIRB - Front Loaded Interest Reduction Bond
      FRN   - Floating Rate Note
      IRB   - Interest Reduction Bond
      PDI   - Past Due Interest
      TIPS  - Treasury Inflation Protected Security

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $2,395,926,471) ..    $ 2,366,391,751
Cash .......................................................          2,094,421
Interest and dividends receivable ..........................         44,091,386
Receivable for investment securities sold ..................         10,146,412
Prepaid expenses ...........................................            178,254
                                                                ---------------
Total assets ...............................................      2,422,902,224
                                                                ---------------
Liabilities
Loan payable ...............................................        400,000,000
Payable for investment securities purchased ................        293,717,537
Reverse repurchase agreements ..............................        109,178,721
Loan interest payable ......................................          3,591,193
Advisory fee payable .......................................          1,591,788
Administrative fee payable .................................            211,889
Options written (premium $154,225) .........................            127,950
Rights offering payable ....................................             70,076
Accrued expenses ...........................................            182,479
                                                                ---------------
Total liabilities ..........................................        808,671,633
                                                                ---------------
Net Assets .................................................    $ 1,614,230,591
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $     2,247,822
Additional paid-in capital .................................      2,156,978,774
Distributions in excess of net investment income ...........         (4,402,579)
Accumulated net realized loss on investments,
   swap contracts, option contracts and
   foreign currency transactions ...........................       (510,550,758)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .....        (30,042,668)
                                                                ---------------
                                                                $ 1,614,230,591
                                                                ===============
Net Asset Value Per Share
   (based on 224,782,193 shares outstanding) ...............              $7.18
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2002 (unaudited)

Investment Income
Interest .....................................   $ 119,245,340
Dividends ....................................         185,892    $ 119,431,232
                                                 -------------
Expenses
Advisory fee .................................       8,641,990
Administrative fee ...........................       1,317,158
Transfer agency ..............................         297,230
Printing .....................................         241,315
Custodian ....................................         234,848
Audit and legal ..............................         102,042
Registration fee .............................          64,762
Directors' fees ..............................          24,797
Miscellaneous ................................          62,320
                                                 -------------
Total expenses before interest ...............      10,986,462
Interest expense .............................       5,259,925
                                                 -------------
Total expenses ...............................                       16,246,387
                                                                  -------------
Net investment income ........................                      103,184,845
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment transactions .                     (112,758,486)
Net realized gain on option contracts ........                        1,147,350
Net realized loss on foreign currency
   transactions ..............................                       (2,434,779)
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                      (47,980,545)
   Option contracts ..........................                           26,275
   Foreign currency denominated
     assets and liabilities ..................                         (480,702)
                                                                  -------------
Net loss on investments, option contracts
   and foreign currency transactions .........                     (162,480,887)
                                                                  -------------
Net Decrease in Net Assets from
   Operations ................................                    $ (59,296,042)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months
                                                  Ended            Year Ended
                                              June 30, 2002       December 31,
                                               (unaudited)            2001
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ...................    $   103,184,845    $   129,292,933
Net realized loss on investments,
   swap contracts, option contracts
   and foreign currency transactions ....       (114,045,915)       (31,090,929)
Net change in unrealized
   appreciation/depreciation of
   investments, option contracts
   and foreign currency denominated
   assets and liabilities ...............        (48,434,972)        13,340,738
                                             ---------------    ---------------
Net increase (decrease) in net assets
   from operations ......................        (59,296,042)       111,542,742
Dividends and Distributions to
Shareholders from
Net investment income ...................        (95,672,897)      (129,292,933)
Distributions in excess of net investment
   income ...............................                 -0-       (10,957,527)
Capital Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock .............          4,304,593          3,428,477
Proceeds from sale of shares of
   common stock in rights offering ......                 -0-       399,632,465
                                             ---------------    ---------------
Total increase (decrease) ...............       (150,664,346)       374,353,224
Net Assets
Beginning of period .....................      1,764,894,937      1,390,541,713
                                             ---------------    ---------------
End of period ...........................    $ 1,614,230,591    $ 1,764,894,937
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 19

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2002 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ............   $    77,136,322
Interest expense paid ......................        (2,544,130)
Operating expenses paid ....................       (10,408,069)
                                               ---------------
Net increase in cash from operating
   activities ..............................                      $  64,184,123
Investing Activities:
Purchases of long-term investments .........    (3,194,787,944)
Proceeds from disposition of long-term
   investments .............................     2,942,348,764
Sales of short-term investments--net .......       177,049,315
                                               ---------------
Net decrease in cash from investing
   activities ..............................                        (75,389,865)
Financing Activities*:
Cash dividends paid ........................      (106,204,824)
Proceeds from bank loan ....................       100,000,000
Proceeds from reverse repurchase
   agreements ..............................        19,817,500
Decrease in payable for rights
   offering costs ..........................          (783,824)
                                               ---------------
Net increase in cash from financing
   activities ..............................                         12,828,852
                                                                  -------------
Net increase in cash .......................                          1,623,110
Cash at beginning of period ................                            471,311
                                                                  -------------
Cash at end of period ......................                      $   2,094,421
                                                                  =============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net decrease in net assets from
   operations ..............................                      $ (59,296,042)
Adjustments:
Increase in interest and dividend receivable   $    (6,051,328)
Accretion of bond discount and amortization
   of bond premium .........................       (36,243,582)
Increase in interest payable ...............         2,715,795
Increase in accrued expenses ...............           578,393
Net realized loss on investments, option
   contracts and foreign currency
   transactions ............................       114,045,915
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......        48,434,972
                                               ---------------
Total adjustments ..........................                        123,480,165
                                                                  -------------
Net Increase in Cash from Operating
   Activities ..............................                      $  64,184,123
                                                                  =============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the iden-


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis whether the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and


--------------------------------------------------------------------------------
22 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2002, the Fund reimbursed AGIS $11,570.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, UBS Global Asset Management (US) Inc. ("UBS Global AM," formerly known as Brinson Advisors, Inc.), a monthly fee equal to the annualized rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $956,145,084 and $871,128,942, respectively, for the six months ended June 30, 2002. There were purchases of $2,151,454,909 and sales of $2,082,035,964 of U.S. government and government agency obligations for the six months ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $77,901,515, and gross unrealized depreciation was $107,436,235, resulting in net unrealized depreciation of $29,534,720 (excluding foreign currency transactions).

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2002, the Fund had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
24 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the six months ended June 30, 2002, the Fund had the following written option transactions:

                                                        Number of
                                                        Contracts
                                                          (000)       Premium
                                                        =========   ===========
Options outstanding at December 31, 2001 ............          0    $         0
Options written .....................................   (253,300)    (2,377,388)
Options expired .....................................      2,800         23,440
Options terminated in closing purchase transactions..    245,700      2,199,723
                                                        --------    -----------
Options outstanding at June 30, 2002 ................     (4,800)   $  (154,225)
                                                        ========    ===========

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At June 30, 2002, the Fund did not have any swap agreements outstanding.

NOTE D

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 were as follows:

                                                2001                  2000
                                            ============          ===========
Distributions paid from:
   Ordinary income ..................       $143,680,532          $46,990,639
                                            ------------          -----------
Total taxable distributions .........        143,680,532           46,990,639
                                            ------------          -----------
Total distributions paid ............       $143,680,532(a)        46,990,639(a)
                                            ------------          -----------


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................        $(342,458,906)(b)
Unrealized appreciation/(depreciation) ................          (46,389,404)(c)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(388,848,310)
                                                               =============

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On December 31, 2001, the Fund had a net capital loss carryforward of $333,182,448 of which $40,404,628 expires in the year 2002, $2,680,733 expires in the year 2003, $79,155 expires in the year 2004, $34,157,206 expires in the year 2005, $131,355,099 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, and $48,113,872 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, post October capital losses of $5,410,591 and post October currency losses of $3,018,725. As of December 31, 2001, the Fund deferred tax straddle losses of $847,142.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.

NOTE E

Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 224,782,193 shares were outstanding at June 30, 2002. During the six months ended June 30, 2002 and the year ended December 31, 2001, the Fund is sued 565,332 and 410,752 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Rights Offering

During the year ended December 31, 2001, the Fund issued 59,208,424 shares in connection with a rights offering of the Fund's shares. Shareholders of record on November 19, 2001, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $7.03 per share. Offering costs of $993,936 attributed to the rights offering were charged against additional paid-in capital. Dealer management and soliciting fees of $15,608,821 were netted against the proceeds of the subscription.

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of


--------------------------------------------------------------------------------
26 o ACM INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

For the six months ended June 30, 2002, the Fund had no security lending agreements outstanding.

NOTE H

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of June 30, 2002, the Fund had entered into the following reverse repurchase agreements:

        Broker                     Amount        Interest Rate       Maturity
=========================       ===========      =============     ============
Deutsche Bank                   $99,013,681           1.75%        July 1, 2002
Greenwich Capital Markets       $10,165,040           1.80%        July 3, 2002

For the six months ended June 30, 2002 the average amount of reverse repurchase agreements outstanding was approximately $213,126,395 and the daily weighted average annualized interest rate was 1.31%.

NOTE I

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility was increased to a maximum of $400 million in January 2002. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annualized interest rate for the


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

six months ended June 30, 2002 was 1.96% and the average borrowing was $398,342,541. At June 30, 2002, the interest rate in effect was 1.87% and the amount of borrowings outstanding was $400,000,000.

NOTE J

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
28 o ACM INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                              Six Months
                                                   Ended
                                                June 30,                                Year Ended December 31,
                                                   2002(a)     --------------------------------------------------------------------
                                             (unaudited)        2001(a)          2000           1999           1998            1997
                                             --------------------------------------------------------------------------------------
Net asset value,
  beginning of period ....................       $  7.87        $  8.45       $  7.64        $  8.80        $ 10.51         $ 10.29
Income From Investment
  Operations
Net investment income(b) .................           .46            .76           .70            .79            .88             .94
Net realized and unrealized
  gain (loss) on investments,
  swap contracts, option
  contracts and foreign
  currency transactions ..................          (.72)          (.11)          .91          (1.11)         (1.71)            .54
                                             --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .............................          (.26)           .65          1.61           (.32)          (.83)           1.48
                                             --------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ......................          (.43)          (.77)         (.70)          (.79)          (.88)           (.92)
Distributions in excess of
  net investment income ..................            -0-          (.07)         (.10)          (.05)            -0-             -0-
Distributions from net
  realized gain on
  investments ............................            -0-            -0-           -0-            -0-            -0-           (.34)
                                             --------------------------------------------------------------------------------------
Total dividends and
  distributions ..........................          (.43)          (.84)         (.80)          (.84)          (.88)          (1.26)
                                             --------------------------------------------------------------------------------------
Less: Fund Share
  Transactions
Dilutive effect of rights
  offering ...............................            -0-          (.32)           -0-            -0-            -0-             -0-
Offering costs charged to
  paid-in-capital in excess
  of par .................................            -0-          (.07)           -0-            -0-            -0-             -0-
                                             --------------------------------------------------------------------------------------
Total capital shares
  transactions ...........................            -0-          (.39)           -0-            -0-            -0-             -0-
                                             --------------------------------------------------------------------------------------
Net asset value, end of
  period .................................       $  7.18        $  7.87       $  8.45        $  7.64        $  8.80         $ 10.51
                                             ======================================================================================
Market value, end of period ..............       $  7.98        $  7.30       $  7.50        $  6.50        $ 9.125         $ 11.00
                                             ======================================================================================
Total Investment Return
Total investment return
  based on:(c)
  Market value ...........................         15.52%          7.80%        28.97%        (20.84)%        (9.25)%         20.73%
  Net asset value ........................         (3.58)%         3.11%        23.58%         (3.53)%        (8.38)%         15.08%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

                                         Six Months
                                             Ended
                                          June 30,                           Year Ended December 31,
                                             2002(a)     --------------------------------------------------------------
                                       (unaudited)          2001(a)          2000          1999        1998        1997
                                       --------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............       $1,614,231       $1,764,895    $1,390,542      $448,735    $512,296    $605,664
Ratio to average net assets of:
  Expenses ......................             1.89%(e)         2.31%         2.54%         2.37%       2.09%       2.03%
  Expenses, excluding
    interest expense(d)  ........             1.28%(e)         1.18%         1.19%         1.19%       1.12%       1.11%
  Net investment income .........            12.03%(e)         9.33%         9.40%         9.80%       9.04%       9.02%
Portfolio turnover rate .........              123%             676%          538%          368%        409%        304%

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d)   Net of interest expense of .61%, 1.13%, 1.35%, 1.18%, .97%, and .92%, respectively, on borrowings (see Notes G, H and I).

(e)   Annualized


--------------------------------------------------------------------------------
30 o ACM INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

The Annual Meeting of Shareholders of ACM Income Fund, Inc. was held on March 20, 2002 and a subsequent meeting was held on April 25, 2002. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                           Voted
                                                                        Abstain/
                                                                       Authority
                                                        Voted For       Withheld
================================================================================
1. To elect directors: Class Two Directors
                       (terms expire in 2005)
                       David H. Dievler               191,059,656     10,826,863
                       William H. Foulk, Jr.          191,396,384     10,489,235
                       Dr. James M. Hester            191,201,914     10,684,605

                                                                           Voted
                                                                        Abstain/
                                                            Voted      Authority
                                       Voted For          Against       Withheld
================================================================================
2. Authorizing the Board of
   Directors from time to time
   to increase or decrease the
   number of authorized shares
   of stock of the Corporation.      114,843,700       23,724,127      5,616,356


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
32 o ACM INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ACM INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Andrew Aran, Vice President
Paul J. DeNoon, Vice President
Sean Kelleher, Vice President
Michael L. Mon, Vice President
Doug Peebles, Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

UBS Global Asset Management
51 West 52nd Street
New York, NY 10019

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
36 o ACM INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                            ACM INCOME FUND o 37

ACM Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCSR0602